Subsequent events	12 Months Ended
Mar. 31, 2018
Subsequent Events [Abstract]
Subsequent events

23. Subsequent events

The Company commenced commercial operations of its 40 MW located in Uttar Pradesh and 50 MW solar power plant located in Andhra Pradesh, during the month of April 2018 and May 2018, respectively.

During June 2018, the Company incurred additional borrowings under a project level term loan amounting to INR 228,800 (US$ 3,514) and a bridge loan for a project amounting to INR 4,690,000 (US$ 72,032).

The Company evaluated all other events or transactions that occurred after March 31, 2018. Based on this evaluation, the Company is not aware of any event or transactions that would require recognition or disclosure in the financial statements.